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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 3, 2001


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure.

     On April 3, 2001, American International Group, Inc. ("AIG") issued a press release announcing that it has offered to acquire American General Corporation. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. Attached as Exhibit 99.2 to this Form 8-K is a slide prepared for use by AIG executives in connection with the conference call announced in the press release. The furnishing of this slide is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information that it contains includes material investor information that is not otherwise publicly available.

     The text of the press release and the slide are being furnished and are not filed pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: April 3, 2001                  By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name: Kathleen E. Shannon
                                        Title: Vice President and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated April 3, 2001.


99.2                               Slide prepared for use by American
                                   International Group, Inc. executives.